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                                                                      EXHIBIT 10


                        Statement of Metropolitan Life

                         Insurance Company Pursuant to

                        Rule 27d-2 Under the Investment

                              Company Act of 1940


        The undersigned hereby states that on a monthly basis throughout its fiscal year ended December 31, 1995, it has met the requirements of Rule 27d-2
(a)(1) under the Investment Company Act of 1940 in that it had a combined capital paid-up, gross paid in and contributed surplus and unassigned surplus at least equal to $1,000,000. Such capitalization was larger than 200 percent of the amount of the total refund obligation of Metropolitan Life Insurance Company pursuant to Sections 27(d) and 27(f) under the Investment Company Act of 1940 less any liability reserve established by Metropolitan Life Insurance Company to meet such obligations.

                                             METROPOLITAN LIFE INSURANCE COMPANY



                                             By: /s/ Christopher P. Nicholas
                                                --------------------------------
                                                 Christopher P. Nicholas
                                                 Associate General Counsel

February 29, 1996